UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 7, 2007
                Date of Report (Date of earliest event reported)


                               EPICEPT CORPORATION
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             (Exact name of registrant as specified in its charter)


               DELAWARE                  000-51290             52-1841431
    ------------------------------------------------------------------------
     (State or other jurisdiction      (Commission           (IRS Employer
           of incorporation)           File Number)       Identification No.)


       777 OLD SAW MILL RIVER ROAD
           TARRYTOWN, NEW YORK                                    10591
    ------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip Code)

       (914) 606-3500 (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   OTHER EVENTS.

                  On November 7, 2007, EpiCept Corporation (the "Company"),
            commenced the administration of the 2005 Employee Stock Purchase Plan (the "Plan"). The Plan was adopted by the Board of Directors on September 1, 2005 and approved by the stockholders on September 5, 2005. A registration statement on Form S-8 with respect to the plan was filed on January 4, 2006.

                  An aggregate of five hundred thousand (500,000) shares of the
            Company's common stock have been reserved for issuance under the Plan. If rights granted under the Plan expire, lapse or otherwise terminate without being exercised, the shares of common stock not purchased under such rights will again become available for issuance under the Plan.

                  The Plan is implemented by offerings of rights to all eligible employees from time to time. Unless otherwise determined by the Board, common stock is purchased for accounts of employees participating in the Plan at a price per share equal to the lower of
            (i) 85% of the fair market value of a share of the Company's common stock on the first day the offering or (ii) 85% of the fair market value of a share of the Company's common stock on the last trading day of the purchase period. The initial period will commence November 16, 2007, and end June 30, 2008. Each subsequent offering period will last six months.

                  The foregoing description of the Plan is qualified in its
            entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 hereto and are incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            (c) Exhibits

            10.1 2005 Equity Incentive Plan (Incorporated by reference to Exhibit 10.4 of EpiCept Corporation's Registration Statement on Form S-4 (File No. 333-129357), filed November 1, 2005.










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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  EPICEPT CORPORATION


                                                     /s/ Robert W. Cook
                                                  ------------------------------
                                                  Name:  Robert W. Cook
                                                  Title: Chief Financial Officer

Date:  November 9, 2007


















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                                  EXHIBIT INDEX

EXHIBIT                                   DESCRIPTION
-------                                   -----------

  10.1     2005 Equity Incentive Plan (Incorporated by reference to Exhibit
           10.4 of EpiCept Corporation's Registration Statement on Form S-4 (File No. 333-129357), filed November 1, 2005.





















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